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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 30, 1997


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact name of Registrant as specified in its charter)


                                    SINGAPORE
                  --------------------------------------------
                         (State or other jurisdiction of
                                 incorporation)



      0-23354                                              NOT APPLICABLE
----------------------                                  ---------------------
    (Commission                                             (IRS Employer
    File Number)                                          Identification No.)


514 CHAI CHEE LANE, #04-13, BEDOK INDUSTRIAL ESTATE, SINGAPORE          469029
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           (Address of principal executive offices)                   (Zip Code)


                                  (65) 449-5255
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On October 30, 1997, Flextronics International Ltd. (the "Company") acquired 92% of the outstanding capital stock of Neutronics Electronic Industries Holding A.G. ("Neutronics") in exchange for 2,806,000 shares of the Company's ordinary shares (the "Exchange"). Neutronics is a contract manufacturer headquartered in Austria and having production facilities in Austria and Hungary. The Exchange will be accounted for as a "pooling of interests."

        The Company will register for resale the shares issued to the Neutronics stockholders. In connection with the Exchange, the Company agreed to loan to Neutronics and Althofen Electronics GmbH, a wholly-owned subsidiary of Neutronics, up to US$30 million. The Company will appoint Mr. S.L. Hui, the majority stockholder of Neutronics, to the Company's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        (b)  PRO FORMA FINANCIAL INFORMATION.

        As of the date of this Report, it is impracticable to provide the required financial statements and pro forma financial information relating to Neutronics. Such statements and information will be filed as soon as they become available, and in any event not later than 60 days after the date this Report is required to be filed with the Securities and Exchange Commission.

        (c)  EXHIBITS.

        (2) Plan of Purchase, Sale, Reorganization, Arrangement, Liquidation or Succession.

        Exhibit 2 Exchange Agreement, dated as of October 19, 1997, by and among Flextronics International Ltd., Neutronics Electronic Industries Holding A.G. and the named Shareholders of Neutronics Electronic Industries Holding A.G.

        (10)  Material Contracts.

        Exhibit 10 Loan Agreement, dated as of October 19, 1997, by and among Flextronics International Ltd., Neutronics Electronic Industries Holding A.G. and Althofen Electronics GmbH.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FLEXTRONICS INTERNATIONAL LTD.



Date: November 6, 1997                By:  /s/ Robert R. B. Dykes
                                           ------------------------------------
                                           Robert R. B. Dykes
                                           Senior Vice President of Finance and
                                           Administration



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                                  EXHIBIT INDEX

Exhibit 2

Exchange Agreement, dated as of October 19, 1997, by and among Flextronics International Ltd., Neutronics Electronic Industries Holding A.G. and the named Shareholders of Neutronics Electronic Industries Holding A.G. The Company agrees to furnish a copy of any omitted schedule to the Commission upon request.

Exhibit 10

Loan Agreement, dated as of October 19, 1997, by and among Flextronics International Ltd., Neutronics Electronic Industries Holding A.G. and Althofen Electronics GmbH.




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